TCW/DW TERM TRUST 2000        Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS September 30, 1997

DEAR SHAREHOLDER:

For the fiscal year ended September 30, 1997, TCW/DW Term Trust 2000's net asset value per share increased from $8.81 to $9.52. Based on this change, and including reinvestment of dividends totaling approximately $0.59 per share, the Trust's total return on net asset value for the fiscal year was
15.82 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $7.875 to $8.875 per share. Based on this change, and including reinvestment of dividends, the Trust's total return for the period was 20.80 percent. This strong investment performance is largely attributable to the Trust's market discount to net asset value narrowing from 10.6 percent to 6.8 percent during the fiscal year, as well as the impressive rally in the fixed-income markets.

In response to increasing portfolio earnings, the Trust raised its monthly dividend from $0.044 to $0.0465 per share in February 1997. The increase in portfolio earnings during the period is largely attributable to the decline in short-term interest rates experienced over the past two years.

THE MARKET

Propelled by reassuring inflation data, a declining federal budget deficit and a watchful Federal Reserve Board, the fixed-income sector posted strong returns during the year. However, some economists now doubt the market's ability to sustain this rally, noting recent indications that the pace of economic growth may be accelerating. Nonetheless, the Federal Reserve Board was not expected to raise interest rates at its September meeting and indeed the central bank did not alter its policy at that time.

Investor demand for mortgage-backed securities is strong and even though yield spreads have tightened, the sector has retained its yield advantage over other fixed-income securities. The Trust's investment adviser, TCW Funds Management, Inc. (TCW), believes that mortgage-backed yield spreads are positioned to remain relatively stable in the coming months provided the yield on the 10 year U.S. Treasury note does not fall below six percent, which would renew mortgage prepayment fears. Issuance of

TCW/DW TERM TRUST 2000
LETTER TO THE SHAREHOLDERS, continued

collateralized mortgage obligations (CMOs) in 1997 is now in excess of $100 billion, which has helped support the mortgage-backed market as a whole.

THE PORTFOLIO

Approximately 60 percent of the Trust is invested in AAA-rated mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 26 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. The remaining 14 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 offering price to shareholders at maturity. As of September 30, 1997, the Trust's degree of leverage (the ratio of debt to assets) was 21 percent of total assets.

LOOKING AHEAD

TCW remains generally positive regarding the mortgage-backed sector's long-term prospects. Although signs of robust economic activity have reappeared in recent months, real interest rates remain at historically high levels. (In the past, periods of strong bond market performance have correlated with high real rates of interest.) The Trust's net asset and NYSE market values will continue to fluctuate as both respond to changes in market conditions and interest rates.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Trust repurchased 3,120,300 shares of common stock at a weighted average market discount of 7.49 percent.

We appreciate your support of TCW/DW Term Trust 2000 and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1997

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (84.6%)
            U.S. GOVERNMENT AGENCIES (41.5%)
   $3,159   Federal Home Loan Mortgage Corp. 1513 O++  ......................   6.50 %   03/15/08 $3,147,812
   12,528   Federal Home Loan Mortgage Corp. 1604 JD  .......................   5.347+   11/15/08 11,771,345
   17,676   Federal Home Loan Mortgage Corp. 1609 LG (PAC)  .................   5.01 +   11/15/23 15,433,788
   14,145   Federal Home Loan Mortgage Corp. 1635 IB (PAC)  .................   4.367+   12/15/08 13,256,341
   17,677   Federal Home Loan Mortgage Corp. 1635 P (TAC)  ..................   6.228+   12/15/08 16,081,962
    9,122   Federal Home Loan Mortgage Corp. 1649 S  ........................   7.828+   12/15/08  7,944,532
    7,243   Federal Home Loan Mortgage Corp. 1661 SB  .......................   7.192+   01/15/09  6,018,803
   16,932   Federal Home Loan Mortgage Corp. 1661 SD  .......................   2.225+   01/15/09 10,238,329
   13,492   Federal Home Loan Mortgage Corp. 1671 MB (PAC)  .................   8.794+   02/15/24 12,681,101
   13,740   Federal Home Loan Mortgage Corp. 1673 S  ........................   7.23 +   10/15/22 10,038,801
    8,147   Federal Home Loan Mortgage Corp. 1680 EA (PAC)++  ...............   6.50     02/15/24  7,957,153
   16,260   Federal Home Loan Mortgage Corp. 1939 C  ........................   7.00     05/15/17 16,414,407
   13,997   Federal National Mortgage Assoc. 1993-170 SE  ...................   7.595+   09/25/08 12,189,972
   11,763   Federal National Mortgage Assoc. 1993-188 AN (PAC)++  ...........   6.00 +   10/25/08 11,505,136
   14,588   Federal National Mortgage Assoc. 1993-214 S (TAC)  ..............   5.872+   12/25/08 11,543,138
    6,317   Federal National Mortgage Assoc. 1993-225 SU (PAC)  .............   6.289+   12/25/23  5,716,876
   10,027   Federal National Mortgage Assoc. 1994-17 S  .....................   7.052+   02/25/09  9,108,592
    9,414   Federal National Mortgage Assoc. 1997-41 C++  ...................   7.25     12/18/16  9,565,733
    3,063   Federal National Mortgage Assoc. G1993-35 SB (PAC)  .............  10.792+   11/25/23  2,885,557
                                                                                                 -----------
            TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $214,117,162)  ..................... 193,499,378
                                                                                                 -----------
            PRIVATE ISSUES (43.1%)
   17,028   CMC Securities Corp. III 1994-A6 (PAC)  .........................   6.75     02/25/24 17,139,704
   14,400   CountryWide Funding Corp. 1993-10 A3 (PAC)++  ...................   6.75     01/25/24 14,494,464
   22,000   CountryWide Home Loans 1997-3 A2 (PAC)  .........................   7.50     06/25/27 22,522,500
    7,893   CountryWide Mortgage-Backed Securities, Inc. 1993-E A2 (PAC)  ...   6.50     01/25/24  7,877,421
   22,200   General Electric Capital Mortgage Services, Inc. 1994-1 A5 (TAC)    6.50     01/25/24 21,821,323
   27,791   General Electric Capital Mortgage Services, Inc. 1994-6 A9 (TAC)    6.50     09/25/22 25,922,716
    3,750   General Electric Capital Mortgage Services, Inc. 1994-29 A1  ....   8.30     11/25/24  3,759,333
   10,956   General Electric Capital Mortgage Services, Inc. 1995-7 A1  .....   7.50     09/25/25 11,017,601
   24,793   Norwest Asset Securities Corp. 1997-6 A1 (PAC)  .................   7.50     05/25/27 25,381,834
   21,901   Prudential Home Mortgage Securities 1993-34 C (PAC)  ............   7.00     08/25/23 21,946,261
   22,561   Residential Funding Mortgage Securities I 1993-S43 A3  ..........   5.95     11/25/23 22,409,812
    6,827   Securitized Asset Sales, Inc. 1995-6 A1  ........................   7.00     12/25/10  6,850,382
                                                                                                 -----------
            TOTAL PRIVATE ISSUES (Identified Cost $201,909,688)  ..............................  201,143,351
                                                                                                 -----------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Identified Cost $416,026,850)  ...................................................  394,642,729
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY MORTGAGE
            PASS-THROUGH SECURITIES (24.6%)
   $10,497  Federal Home Loan Mortgage Corp. PC Gold++  .....................  6.00 %  02/01/09  $ 10,238,187
    93,709  Federal National Mortgage Assoc.++  .............................  5.50-   08/01/01-
                                                                               6.00    02/01/09    90,238,584
    13,983  Government National Mortgage Assoc. II ARM  .....................  7.375   06/20/25    14,394,011
                                                                                                  -----------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE
            PASS-THROUGH SECURITIES (Identified Cost $116,707,755)  ............................. 114,870,782
                                                                                                  -----------
            MUNICIPAL BONDS (17.1%)
            Electric Revenue (5.6%)
     5,825  Owensboro, Kentucky, Electric Light & Power Refg Ser B (AMBAC)  .  0.00    01/01/02     4,834,691
            Intermountain Power Agency, Utah,
     3,255   Refg Ser A (AMBAC)  ............................................  0.00    07/01/01     2,756,399
    22,000   Refg Ser B (AMBAC)  ............................................  0.00    07/01/01    18,630,040
                                                                                                  -----------
                                                                                                   26,221,130
                                                                                                  -----------
            Other Revenue (5.6%)
    10,000  North Slope Boro, Alaska, Ser B (MBIA)  .........................  0.00    01/01/01     8,657,900
     2,000  Maricopa County Unified High School District #04, Arizona,
             Glendale Refg (AMBAC)  .........................................  0.00    07/01/01     1,699,860
     4,250  Boston, Massachusetts, Refg Ser A (AMBAC)  ......................  4.30    07/01/01     4,265,853
    13,650  Texas, Refg Ser A (AMBAC)  ......................................  0.00    10/01/01    11,454,124
                                                                                                  -----------
                                                                                                   26,077,737
                                                                                                  -----------
            Resource Recovery Revenue (1.2%)
     5,620  Westchester County Industrial Development Agency, New York,
             Resco Co Ser A (AMBAC)  ........................................  4.95    07/01/01     5,758,702
                                                                                                  -----------
            Transportation Facilities Revenue (2.7%)
    10,000  Kentucky Turnpike Authority, Economic Development Road
             Revitalization Refg (FGIC)  ....................................  0.00    01/01/02     8,299,900
     4,250  Harris County, Texas, Toll Road Sr Lien (AMBAC)  ................  4.45    08/15/01     4,293,520
                                                                                                  -----------
                                                                                                   12,593,420
                                                                                                  -----------
            Water & Sewer Revenue (2.0%)
    10,855  New Jersey Wastewater Treatment, Ser A (FGIC)  ..................  0.00    09/01/01     9,191,363
                                                                                                  -----------
            TOTAL MUNICIPAL BONDS (Identified Cost $77,135,008)  ................................. 79,842,352
                                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (0.5%)
            REPURCHASE AGREEMENT
   $2,278   The Bank of New York (dated 09/30/97; proceeds $2,278,718) (a)
             (Identified Cost $2,278,386)  ..................................   5.25%    10/01/97      $2,278,386
                                                                                                   ---------------
            TOTAL INVESTMENTS (Identified Cost $612,147,999) (b)  .....................    126.8%     591,634,249
            LIABILITIES IN EXCESS OF OTHER ASSETS  ....................................    (26.8)    (125,210,114)
                                                                                                   ---------------
            NET ASSETS  ...............................................................    100.0%    $466,424,135
                                                                                                   ===============

------------
ARM       Adjustable rate mortgage.
PC        Participation Certificate.
PAC       Planned Amortization Class.
TAC       Targeted Amortization Class.
 + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
(a) Collateralized by $758,888 U.S. Treasury Note 6.50% due 05/31/01 valued at $788,493 and $1,519,789 U.S. Treasury Note 6.00% due 08/15/99 valued at $1,535,461.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,150,268 and the aggregate gross unrealized depreciation is $24,664,018, resulting in net unrealized depreciation of $20,513,750.

Bond Insurance:
---------------
AMBAC     AMBAC Indemnity Corporation.
FGIC      Financial Guaranty Insurance Company.
MBIA      Municipal Bond Investors Assurance Corporation.



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997

ASSETS:
Investments in securities, at value
 (identified cost $612,147,999) .........  $591,634,249
Interest receivable .....................     2,797,226
Deferred organizational expenses  .......         7,801
Prepaid expenses ........................        40,506
                                          --------------
  TOTAL ASSETS ..........................   594,479,782
                                          --------------
LIABILITIES:
Reverse repurchase agreements............   127,204,000
Payable for:
  Interest ..............................       375,574
  Management fee ........................       146,508
  Shares of beneficial interest
  repurchased............................       133,888
  Investment advisory fee................        97,672
Accrued expenses ........................        98,005
Contingencies (Note 9)...................       --
                                          --------------
  TOTAL LIABILITIES .....................   128,055,647
                                          --------------
  NET ASSETS ............................  $466,424,135
                                          ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital..........................  $476,071,815
Net unrealized depreciation .............   (20,513,750)
Accumulated undistributed net investment
 income..................................    13,995,080
Accumulated net realized loss............    (3,129,010)
                                          --------------
  NET ASSETS.............................  $466,424,135
                                          ==============
NET ASSET VALUE PER SHARE,
 49,010,128 shares outstanding
 (unlimited shares authorized of $.01
 par value)..............................  $       9.52
                                          ==============

STATEMENT OF OPERATIONS
For the year ended September 30, 1997

 NET INVESTMENT INCOME:
INTEREST INCOME .......................  $40,363,579
                                        -------------
EXPENSES
Management fee ........................    1,668,236
Investment advisory fee ...............    1,112,158
Transfer agent fees and expenses ......      182,754
Professional fees .....................       85,476
Shareholder reports and notices  ......       51,192
Registration fees .....................       48,673
Insurance expenses ....................       40,872
Trustees' fees and expenses............       32,355
Organizational expenses ...............        6,700
Other..................................       58,020
                                        -------------
  TOTAL OPERATING EXPENSES ............    3,286,436
Interest expense ......................    7,801,779
                                        -------------
  TOTAL EXPENSES ......................   11,088,215
                                        -------------
  NET INVESTMENT INCOME................   29,275,364
                                        -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................      291,013
Net change in unrealized depreciation     33,894,424
                                        -------------
  NET GAIN.............................   34,185,437
                                        -------------
NET INCREASE ..........................  $63,460,801
                                        =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR        FOR THE YEAR
                                                               ENDED               ENDED
                                                           SEPTEMBER 30, 1997  SEPTEMBER 30, 1996
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................    $ 29,275,364        $ 30,565,489
Net realized gain......................................         291,013              25,414
Net change in unrealized depreciation..................      33,894,424          (4,041,974)
                                                        ------------------ ------------------
  NET INCREASE ........................................      63,460,801          26,548,929
Dividends from net investment income...................     (29,857,674)        (24,403,711)
Net decrease from transactions in shares of beneficial
 interest..............................................     (26,401,676)        (23,878,590)
                                                        ------------------ ------------------
  NET INCREASE (DECREASE) .............................       7,201,451         (21,733,372)
NET ASSETS:
Beginning of period ...................................     459,222,684         480,956,056
                                                        ------------------ ------------------
  END OF PERIOD
  (Including undistributed net investment income of
  $13,995,080 and $14,577,390, respectively)...........    $466,424,135        $459,222,684
                                                        ================== ==================

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the year ended September 30, 1997

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ................................................    $ 29,275,364
Adjustments to reconcile net investment income to net cash provided by  operating activities:
Decrease in receivables and other assets related to operations  ......         286,162
Decrease in payables related to operations ...........................        (205,570)
Net amortization of discount/premium .................................      (3,336,516)
                                                                        --------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES ..........................      26,019,440
                                                                        --------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments .............................................     (75,089,219)
Principal prepayments/sales of investments ...........................     121,535,780
Net sales of short-term investments ..................................       2,752,986
                                                                        --------------
  NET CASH PROVIDED BY INVESTING ACTIVITIES ..........................      49,199,547
                                                                        --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased  ..........     (26,386,363)
Net payments for maturities of reverse repurchase agreements  ........     (19,454,000)
Dividends to shareholders from net investment income .................     (29,857,674)
                                                                        --------------
  NET CASH USED FOR FINANCING ACTIVITIES..............................     (75,698,037)
                                                                        --------------
NET DECREASE IN CASH .................................................        (479,050)
CASH BALANCE AT BEGINNING OF PERIOD ..................................         479,050
                                                                        --------------
CASH BALANCE AT END OF PERIOD ........................................    $         --
                                                                        ==============
Cash paid during the period for interest .............................    $  8,002,072
                                                                        ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2000 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust June 16, 1993 and commenced operations on November 30, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2000 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1997, continued

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $33,500 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.36% to the Trust's weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.24% to the Trust's weekly net assets.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1997, continued

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 were as follows:

                                                                     SALES/
                                                     PURCHASES     PREPAYMENTS
                                                   ------------- -------------
U.S. Government Agencies .........................  $25,819,331    $62,107,797
Private Issue Collateralized Mortgage Obligations    49,269,888     59,427,983

Included in the aforementioned, for the period May 31, 1997 through September 30, 1997, are sales of Collateralized Mortgage Obligations with Morgan Stanley & Co. Inc., an affiliate of the Manager since May 31, 1997, of $41,715,883.

Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1997, the Trust had transfer agent fees and expenses payable of approximately $1,300.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                          PAR VALUE     EXCESS OF
                                                                              SHARES      OF SHARES     PAR VALUE
                                                                          ------------- -----------  --------------
Balance, September 30, 1995..............................................   55,201,328    $552,013    $525,800,068
Treasury shares purchased and retired (weighted average discount
 12.08%)*................................................................   (3,070,900)    (30,709)    (23,847,881)
                                                                          ------------- -----------  --------------
Balance, September 30, 1996..............................................   52,130,428     521,304     501,952,187
Treasury shares purchased and retired (weighted average discount 7.49%)*    (3,120,300)    (31,203)    (26,370,473)
                                                                          ------------- -----------  --------------
Balance, September 30, 1997..............................................   49,010,128    $490,101    $475,581,714
                                                                          ============= ===========  ==============

------------

* The Trustees have voted to retire the shares purchased.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1997, continued

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1997, the Trust utilized approximately $291,000 of its net capital loss carryover. At September 30, 1997, the Trust had a net capital loss carryover of approximately $3,129,000 which will be available to offset future capital gains to the extent provided by regulations.

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 1997 securities valued at $132,681,607 were pledged as collateral.

At September 30, 1997, the reverse repurchase agreements outstanding were $127,204,000 with a weighted interest rate of 5.62% maturing within 56 days. The maximum and average daily amounts outstanding during the period were $146,658,000 and $139,401,071, respectively. The weighted average interest rate during the period was 5.60%.

8. DIVIDENDS

The Trust declared the following dividends from net investment income:

    DECLARATION       AMOUNT PER         RECORD            PAYABLE
       DATE             SHARE             DATE              DATE
  ----------------  --------------   ---------------  ---------------
September 23, 1997     $0.0465      October 3, 1997  October 17, 1997
 October 28, 1997      $0.0465      November 7, 1997 November 21, 1997

9. LITIGATION

Four purported class actions lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants -but not against the Trust -by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1997, continued

damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiff's complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims against them. The defendant's motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July, 1997, the Court denied the motion for judgement on the pleadings. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2000
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                         FOR THE PERIOD
                                                    FOR THE YEAR ENDED SEPTEMBER 30,   NOVEMBER 30, 1993*
                                                   ----------------------------------       THROUGH
                                                      1997       1996        1995      SEPTEMBER 30, 1994
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............   $ 8.81      $ 8.71      $ 7.48         $  9.50
                                                   ---------- ----------  ----------- ------------------
Net investment income.............................     0.60        0.59        0.56            0.56
Net realized and unrealized gain (loss)...........     0.66       (0.09)       1.14           (2.09)
                                                   ---------- ----------  ----------- ------------------
Total from investment operations..................     1.26        0.50        1.70           (1.53)
                                                   ---------- ----------  ----------- ------------------
Less dividends from net investment income  .......    (0.59)      (0.46)      (0.49)          (0.48)
                                                   ---------- ----------  ----------- ------------------
Anti-dilutive effect of acquiring treasury shares      0.04        0.06        0.02            --
                                                   ---------- ----------  ----------- ------------------
Less offering costs charged against capital  .....     --          --          --             (0.01)
                                                   ---------- ----------  ----------- ------------------
Net asset value, end of period....................   $ 9.52      $ 8.81      $ 8.71         $  7.48
                                                   ========== ==========  =========== ==================
Market value, end of period ......................   $8.875      $7.875      $ 7.50         $ 7.875
                                                   ========== ==========  =========== ==================
TOTAL INVESTMENT RETURN+ .........................    20.80%      11.29%       1.87%         (16.87)%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses................................     0.71%       0.73%       0.76%           0.74%(2)
Interest expense .................................     1.69%       1.66%       2.49%           1.41%(2)
Total expenses ...................................     2.40%       2.39%       3.25%           2.15%(2)
Net investment income.............................     6.33%       6.46%       7.12%           8.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........  $466,424    $459,223    $480,956        $422,478
Portfolio turnover rate ..........................       13%         31%         -- ++           48%(1)

------------
*      Commencement of operations.
+ Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Less than 0.5%.
(1)    Not annualized.
(2)    Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2000
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW TERM TRUST 2000

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2000 (the "Trust") at September 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 30, 1993 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 10, 1997

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manual H. Johnson
Thomas E. Larkin,Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin,Jr.
President

Barry Fink
Vice President. Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISE
TCW Funds Management, Inc.


TCW/DW

       TERM TRUST
       2000


[GRAPHIC OF TCW/DW TERM TRUST]


        ANNUAL REPORT
        SEPTEMBER 30, 1997